UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 7th, 2013

Date of Report (Date of earliest event reported)

Lion Lam Diamond Corporation

(Exact name of registrant as specified in its charter)

TEXAS

(State or other jurisdiction of incorporation)

333-172112

(Commission File No.)

14520 Memorial Dr, Suite 206

Houston, Texas 77079

(Address of principal executive offices and Zip Code)

281-776-9101

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 7th, 2013, the Board of Directors elected the following individual to the respective positions:

●	Cai Yu– President, Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer, member of the Board of Directors

On June 7th, 2013, the Board of Directors asked for and accepted the resignation of David Lam as Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer and a member of the Board of directors.  There have been no disagreements with David Lam and management of the Company on any matter relating to the registrant’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this June 7th, 2013

Lion Lam Diamond Corporation

BY:	/s/ Cai Yu
Cai Yu
President, Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer, Director